UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000

(Registrant’s telephone number,
 including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 24, 2014, Java Corp. (the “Purchaser”), a wholly owned subsidiary of The Men’s Wearhouse, Inc. (“Men’s Wearhouse”), amended and restated its Offer to Purchase in connection with its tender offer (the “Tender Offer”) to acquire all the outstanding stock, par value $0.01 per share (together with the associated preferred share purchase rights), of Jos. A. Bank Clothiers, Inc. (“Jos. A. Bank”), for $63.50 per share, net to the seller in cash, without interest and less any required withholding taxes.  Among other amendments, the expiration of the Tender Offer has been moved up to 5:00 p.m., New York City time on Wednesday, March 12, 2014, unless the Tender Offer is extended.  In addition, among other things, the amended offer is conditioned on termination of Jos. A. Bank’s recently announced agreement to acquire Eddie Bauer.  The full terms and conditions of the Tender Offer are set forth in Amendment No. 5 to the tender offer statement on Schedule TO-T filed by Men’s Wearhouse and Java Corp. with the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2014 (the “Schedule TO/A”).

In addition to amending its Tender Offer to raise the consideration offered to Jos. A. Bank shareholders, on February 24, 2014, Men’s Wearhouse commenced a lawsuit in the Court of Chancery of the State of Delaware against each director of the JOSB board of directors, Everest Holdings LLC, Everest Topco LLC, Golden Gate Private Equity, Inc., and Jos. A. Bank.  Men’s Wearhouse’s complaint asserts breaches of fiduciary duties by the Jos. A. Bank board of directors and aiding and abetting the breach of fiduciary duties by Everest Holdings LLC, Everest Topco LLC, Golden Gate Private Equity, Inc. and Jos. A. Bank.  Men’s Wearhouse’s complaint, among other relief, seeks declaratory and injunctive relief.  Men’s Wearhouse has moved for expedited proceedings and a preliminary injunction to preserve the status quo pending resolution of the lawsuit.  A copy of the complaint is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 24, 2014, Men’s Wearhouse issued a press release announcing among other things that it has increased its cash Tender Offer for all outstanding shares of Jos. A. Bank Clothiers, Inc. to $63.50 per share from $57.50 per share and that Men’s Wearhouse could potentially increase its offer price up to $65.00 per share if it is able to conduct limited due diligence (subject to an appropriate confidentiality agreement), with access to Jos. A. Bank’s management team.  In addition, the press release announced Men’s Wearhouse’s commencement of a lawsuit in the Court of Chancery of the State of Delaware against the directors on the Jos. A. Bank board of directors, Golden Gate Private Equity, Inc., Everest Topco LLC, Everest Holdings LLC and Jos. A. Bank. The press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication is for informational purposes only.  The Tender Offer is not being made to, nor will tenders be accepted from, or on behalf of, holders of shares in any jurisdiction in which the making of the Tender Offer or the acceptance thereof would not comply with the laws of that jurisdiction.  The Tender Offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, a related letter of transmittal and other offer materials) filed by Men’s Wearhouse and the Purchaser with the SEC on January 6, 2014, as amended from time to time.  INVESTORS AND SECURITY HOLDERS OF JOS. A. BANK ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER.  Investors and security holders can obtain free copies of these documents and other documents filed with the SEC by Men’s Wearhouse through the web site maintained by the SEC at http://www.sec.gov.  The Offer to Purchase, Letter of Transmittal and other offering documents may also be obtained for free by contacting the Information Agent for the Tender Offer, MacKenzie Partners, Inc., at 212-929-5500 or toll-free at 800-322-2885.

Men’s Wearhouse intends to file a proxy statement on Schedule 14A and other relevant documents with the SEC  in connection with its solicitation of proxies for the 2014 Annual Meeting of Jos. A. Bank (the “Proxy Statement”).  MEN’S WEARHOUSE STRONGLY ADVISES ALL INVESTORS AND SECURITY HOLDERS OF JOS. A. BANK TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION.  SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended, the following persons are anticipated to be, or may be deemed to be, participants in any such proxy solicitation: Men’s Wearhouse,

Douglas S. Ewert, David H. Edwab, Jon W. Kimmins, John D. Bowlin and Arthur E. Reiner.  Certain of these persons hold direct or indirect interests as follows: Men’s Wearhouse is the record and beneficial holder of 100 shares of common stock of Jos. A. Bank and is seeking to enter into a business combination between it and Jos. A. Bank; and Messrs. Bowlin and Reiner each have an interest in being nominated and elected as a director of Jos. A. Bank.  Other directors and executive officers of Men’s Wearhouse who may in the future be participants in the solicitation of proxies have not been determined as of the date of this Current Report on Form 8-K.  No additional compensation will be paid to such directors and executive officers for such services.  Investors and security holders of Jos. A. Bank can obtain additional information regarding the direct and indirect interests of the nominees and other participants by reading the Proxy Statement when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this communication reflect Men’s Wearhouse’s current views with respect to future events and financial performance and are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not guarantees of future performance and a variety of factors could cause actual results to differ materially from the anticipated or expected results expressed in or suggested by these forward-looking statements.  These forward-looking statements may be significantly impacted by various factors, including, but not limited to: actions by governmental entities, domestic and international economic activity and inflation, success, or lack thereof, in executing our internal operating plans and new store and new market expansion plans, including successful integration of acquisitions, performance issues with key suppliers, disruption in buying trends due to homeland security concerns, severe weather, foreign currency fluctuations, government export and import policies, aggressive advertising or marketing activities of competitors; and legal proceedings. Future results will also be dependent upon our ability to continue to identify and complete successful expansions and penetrations into existing and new markets and our ability to integrate such expansions with our existing operations.  These statements also include assumptions about our offer to acquire Jos. A. Bank (including its benefits, results, effects and timing) that may not be realized.  Risks and uncertainties related to the proposed transaction include, among others: in the event a definitive transaction agreement is executed, the risk that  Jos. A. Bank’s shareholders do not approve the transaction; uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained,  the risk that the other conditions to the closing of the transaction are not satisfied; and, in the event the transaction is consummated, risks related to the costs and difficulties related to the integration of Jos. A. Bank’s businesses and operations with Men’s Wearhouse’s business and operations; the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction; unexpected costs, charges or expenses resulting from the transaction; litigation relating to the transaction; and the inability to retain key personnel.  The forward looking statements in this Current Report on Form 8-K speak only as of the date hereof.  Men’s Wearhouse undertakes no obligation to revise or update publicly any forward looking statement, except as required by law.  Other factors that may impact the forward-looking statements are described in Men’s Wearhouse’s annual report on Form 10-K for the fiscal year ended February 2, 2013 and Forms 10-Q.  For additional information on Men’s Wearhouse, please visit Men’s Wearhouse’s websites at www.menswearhouse.com, www.mooresclothing.com, www.kgstores.com, www.twinhill.com, www.dimensions.co.uk and www.alexandra.co.uk.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included in this Form 8-K:

99.1

Complaint in The Men’s Wearhouse, Inc. v. Robert N. Wildrick, et al., filed by Men’s Wearhouse in the Court of Chancery of the State of Delaware on February 24, 2014 (incorporated by reference from Exhibit (a)(5)(I) to Men’s Wearhouse and Java Corp.’s Tender Offer Statement on Schedule TO/A filed with the SEC on February 24, 2014).

99.2

Press Release of Men’s Wearhouse dated February 24, 2014 (incorporated by reference from Exhibit (a)(5)(J) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO/A filed with the SEC on February 24, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC.

Date:	February 24, 2014	By:	/s/ Jon W. Kimmins
Name: Jon W. Kimmins
Title: Executive Vice President,
Chief Financial Officer, Treasurer
and Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1

Complaint in The Men’s Wearhouse, Inc. v. Robert N. Wildrick, et al., filed by Men’s Wearhouse in the Court of Chancery of the State of Delaware on February 24, 2014 (incorporated by reference from Exhibit (a)(5)(I) to Men’s Wearhouse and Java Corp.’s Tender Offer Statement on Schedule TO/A filed with the SEC on February 24, 2014).

99.2

Press Release of Men’s Wearhouse dated February 24, 2014 (incorporated by reference from Exhibit (a)(5)(J) to Men’s Wearhouse’s and Java Corp.’s Tender Offer Statement on Schedule TO/A filed with the SEC on February 24, 2014).